UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2017

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37865	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2017, our board of directors appointed Richard P. Imperiale to serve as a director of Reven Housing REIT, Inc. until the next annual meeting of the stockholders of the corporation and until his successor is elected and qualified or until his earlier resignation or removal in the manner provided by the Bylaws of the corporation.

Since 1984, Mr. Imperiale has served as President of the Uniplan Companies, a Milwaukee, Wisconsin based investment advisory holding company that, together with its affiliates, manages and advises over $2.5 billion in client accounts. Uniplan Companies was founded by Mr. Imperiale in 1984 and specializes in managing equity-income, REIT and micro cap specialty portfolios for clients. Mr. Imperiale started his career at the First Wisconsin National Bank (now U.S. Bank), where he served as a credit analyst from September 1979 to April 1982. In May 1982, Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he served as an Associate Portfolio Manager and was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. Mr. Imperiale currently sits on the board of Retail Properties of America (RPAI: NYSE), a REIT that owns and operates a portfolio of high quality, strategically located shopping centers in the United States, and I-Select Fund, a St. Louis, Missouri based venture fund. Previously, Mr. Imperiale sat on the board of directors and was a member of the audit committee of Ellington Housing Inc., a single family rental REIT, which subsequently sold its single family homes to American Homes 4 Rent. Mr. Imperiale has authored several books on investing, including “Real Estate Investment Trusts: New Strategies for Portfolio Management”, published by John Wiley & Sons, 2002. In 2013 Mr. Imperiale was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: June 16, 2017	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer

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